UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JPMorgan China Region Fund, Inc.

(Exact name of registrant as specified in charter)

One Beacon Street, 18th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2016 through December 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Annual Report

December 31, 2016

OBJECTIVES (Unaudited)

JPMorgan China Region Fund, Inc. (the ‘Fund’) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

STRATEGY

The Fund provides investors with an opportunity to participate in the economic growth of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange (H-shares). The Fund may directly invest up to an aggregate of $20m, as measured at the time of the original investment, to acquire Renminbi denominated China A-shares. In addition, the Fund can make indirect China A-share investments up to 10% of the Fund’s total assets through exposure to China A-share investment companies. Further details on China A-shares are provided in note 7(iii) of the Notes to Financial Statements on page 26.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT (Unaudited)

JF International Management Inc. (‘JFIMI’) is the investment management company appointed to advise and manage the Fund’s portfolio (the ‘Investment Advisor’). JFIMI is part of JPMorgan Chase & Co. (‘JPMC’), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of J.P. Morgan Asset Management (‘JPMAM’). Funds under management for the global asset management business of JPMAM were US$1.8 trillion as of December 31, 2016.

The Fund’s lead portfolio manager is Emerson Yip, a Senior Portfolio Manager within JPMAM’s Greater China investment team in Hong Kong.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	1

FORWARD-LOOKING STATEMENTS (Unaudited)

This report contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of the Fund and JFIMI and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as ‘anticipate,’ ‘estimate,’ ‘intend,’ ‘expect,’ ‘believe,’ ‘plan,’ ‘may,’ ‘should,’ ‘would,’ or other words that convey uncertainty of future events or outcomes. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Fund to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could materially and negatively affect the results, performance or achievements of the Fund include changes in economic, political, legal and regulatory conditions in the China Region and elsewhere, changes in interest and exchange rates and related policies and other risks. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Fund, JFIMI or its respective representatives only as of the date hereof. The Fund, JFIMI and their respective representatives undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

MARKET INFORMATION
The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in • The Wall Street Journal (daily online at www.WSJ.com/Free)
The estimated net asset value is published in • The Wall Street Journal under “Closed-End Funds” (every Saturday) • www.jpmchinaregionfund.com

2	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

HIGHLIGHTS (unaudited, except as indicated)

	DECEMBER 31, 2016 US$ (Audited)	DECEMBER 31, 2015 US$ (Audited)
Net Assets	$108.9 million	$113.2 million
Net Asset Value Per Share	$16.89	$17.55

Market Data
Share Price on the New York Stock Exchange	$15.58	$15.32
Discount to Net Asset Value	7.8%	12.7%

Total Return for the Year Ended December 31, 2016
Net Asset Value	(1.9)%
Share Price	3.8%

JFC Benchmark Index*	1.1%
MSCI Hong Kong	2.3%
MSCI China	1.1%
MSCI Taiwan	19.6%
China Securities Index (‘CSI’) 300	(15.4)%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark Index: 80% MSCI Golden Dragon Index (Net) 20% CSI 300 Index (Net). Prior to October 1, 2013, 80% MSCI Golden Dragon Index (GDR) +20% CSI 300 Index (Total). Prior to April 13, 2012, the MSCI Golden Dragon Index (Total). At December 31, 2011 the MSCI Golden Dragon Index (Total) comprised 24.1% of the MSCI Hong Kong Index (Total), 42.7% of the MSCI China Index (Total) and 33.2% of the MSCI Taiwan Index (Total). Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC; Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index. Prior to January 1997, Peregrine Greater China Index.
**	Commencement of operations.

Source: J.P. Morgan Asset Management.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	3

CHAIRMAN’S STATEMENT

DECEMBER 31, 2016 (Unaudited)

Dear Fellow Stockholder

Performance

In the year to December 31, 2016, the Fund’s total return on net asset value (‘NAV’) was –1.9% compared with our benchmark1, which rose by 1.1%. Over the same period, the Fund’s share price total return was +3.8%, reflecting a narrowing of the discount at which the share trades to its NAV from 12.7% to 7.8%.

Proposal for Liquidation

On February 16, 2017 the Board of Directors of the Fund announced its decision to submit a proposal to liquidate the Fund to a vote of all stockholders at the Fund’s next Annual Meeting of Stockholders, which is scheduled to be held on May 11, 2017. If stockholders approve the proposal, proceeds will be paid to them pursuant to a plan of liquidation. Repatriation of proceeds attributable to the Fund’s investments in China A-shares will be subject to certain conditions including clearance from the People’s Republic of China tax authorities and upon the approval of Chinese State Administration of Foreign Exchange (‘SAFE’). Such proceeds will be distributed to stockholders upon such approval being granted. Further information regarding the liquidation proposal will be included in the proxy materials that will be mailed to stockholders in advance of the stockholders meeting.

China A-shares

As previously reported, the Fund has $20 million of China A-share quota which provides exposure to a market otherwise restricted to foreign investors.

[1]	JFC Benchmark Index: 80% MSCI Golden Dragon Index (Net) 20% CSI 300 Index (Net).
[2]	Calculated as the sum of Total Investments less Net Assets divided by Net Assets.

This serves as a differentiating factor for the Fund when compared to its peer group of other New York listed Greater China region closed ended funds. As at December 31, 2016, the Fund held 19.3% of its total assets in China A-share investments.

Leverage

The Fund’s $22 million credit facility with Scotiabank (Ireland) Ltd (‘Scotiabank’) matured on February 24, 2017. The Board extended the existing gearing facility with Scotiabank until the earlier of either July 31, 2017 or 60 days following an affirmative liquidation vote. This financing arrangement with Scotiabank gives the Investment Advisor the flexibility to tactically manage borrowed monies at its discretion under the scrutiny of your Board. During the year to December 31, 2016, the Fund’s leverage2 ranged from 4.3% to 10.3% and at the time of writing is 7.2%, reflecting the Investment Advisor’s positive view on the market. The Investment Advisor does not receive a management fee on any cash held when borrowings are drawn under the leverage facility.

Share Repurchases and Discount Management

Your Board currently has authority to repurchase up to 644,764 shares (equal to 10% of the Fund’s issued share capital). Although there have been no share repurchases since January 2003, your Board continues to believe that the power to repurchase shares is of ongoing benefit to shareholders. Share repurchases are a useful tool for decreasing discount volatility and this approach will be used when considered to be appropriate by the Board.

The Board has established a Share Repurchase Committee, consisting of two directors, with the objective to consider from time-to-time whether the Fund’s share repurchase policy should be revoked or amended and take action or make recommendations as it sees fit. Discussions of this Committee will be

For more information please refer to the Fund’s website at www.jpmchinaregionfund.com

4	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

recorded and reported in the Fund’s Proxy Statement each year which will give shareholders greater transparency on the frequency of discussions on the Fund’s discount to NAV and demonstrate that the Board was proactive in monitoring the Fund’s discount outside of its regular quarterly meetings.

Board Succession

The Board, through its Nomination Committee, considered succession planning and noted that the term of Mr Julian Reid will expire at the 2017 Annual Stockholder Meeting. The Committee recommended to the Board the election of Mr Reid to serve for a term expiring on the date on which the Meeting is held in 2020, or until a successor is elected and qualified, or when the Fund is liquidated.

Outlook

The Investment Advisor believes the Chinese government has demonstrated that it has enough policy tools available to maintain a stable growth environment whilst it pushes forward with further reforms. It also believes that market sentiment will be dominated by potential trade frictions between the US and China arising from the seemingly more aggressive President Trump administration, which would have a direct impact on exporters and an indirect impact on many other Hong Kong equities. As such, our Investment Advisor anticipates a further tightening of financial conditions in China.

The Investment Advisor believes that the low interest rate environment should continue to provide ample liquidity to Taiwan’s equity market. However, the Trump presidency has increased the uncertainty for export-dependent Taiwan. Amid macroeconomic uncertainty and rising interest rates, the Investment Advisor believes that the Taiwanese market should be supported by a better GDP and corporate earnings growth outlook in 2017.

Against this backdrop, our Investment Advisor remains focused on companies with long-term secular growth opportunities.

Respectfully submitted

The Rt. Hon. The Earl of Cromer Chairman

February 27, 2017

For more information please refer to the Fund’s website at www.jpmchinaregionfund.com

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	5

INVESTMENT ADVISOR’S REPORT

For the 12-months ending December 2016, the Fund delivered a total return on net assets of –1.9% (in USD terms), underperforming the benchmark return of +1.1%.

Stock selection was positive in all markets, except Hong Kong. Meanwhile, country allocation detracted from returns, driven by our underweight in Taiwan and overweight in China A-shares, as the former significantly outperformed the latter during this period. The average 7% gearing level also hurt returns as cash outperformed most of the equity markets.

Stock selection in technology, particularly in Taiwan, continued to be a top contributor. Positions in select Apple supply chain companies worked well. Positive outlook for specification upgrades should continue to drive demand for dual camera lens, with Largan Precision as a key beneficiary. AAC Technologies remains well-positioned for the strong upgrade cycle in acoustics. Our semiconductor overweights also helped returns. Silicon Motion Technology, the fabless semiconductor company, added value and should further gain from Solid State Drive (SSD) adoption in PCs, while Taiwan Semiconductor Manufacturing, the chip industry bellwether, continued to execute well and its shares hit all-time highs. In addition, our internet exposures positively impacted performance. Tencent remains our core holding in the space with strong execution and earnings growth, while we maintain a zero weight given our negative view towards Baidu. Other contributors included the overweight in Wynn Macau, which rose along with the broader industry recovery. The overweight in CNOOC, a pure upstream exploration and production company, also worked well, as low oil price year-on-year (y/y) supported refining margins. The underweight in the lower growth telecom operator, China Mobile, added value as the stock underperformed the market over this period, and we continue to remain on the sidelines.

Meanwhile, several financials positions negatively impacted returns. Shares of China Vanke fell from the overhang of its shareholding battle over this period and we exited as a result of finding better opportunities elsewhere, such as CR Land. Overweights in China Taiping Insurance and Ping An Insurance also hurt returns but, despite near term weakness, these life insurers should continue to be supported by secular tailwind. Other structural growth names detracted from performance as well for stock specific reasons. Regina Miracle suffered from disappointing results from its key customer L Brands and weaker-than-expected guidance, all the while ramping up capacity in Vietnam during an inventory correction. Sino Biopharmaceutical fell on headline noise around plans to buy shares of China Cinda AMC and inventory de-stocking. CAR Inc also detracted on worries over consumer demand and increasing competition given the Didi-Uber merger. IMAX China traded down on cyclical weakness this year with soft box office results and films underperforming expectations. Spring Airlines sold down along with the broader A-share market correction earlier in the year, coupled with aircraft delivery delays impacting near term earnings. We maintain confidence in these names, however, as we believe the share price corrections are overdone and these secular growth names remain well-positioned for long term growth.

Market Performance

China

Chinese equities ended down in the first quarter, with offshore listed equities down 5% and domestic A-shares (CSI300) down 14%, due to higher risk premium from another sudden renminbi devaluation and unsuccessful rollout of the circuit break mechanism. Markets rebounded, after touching low at the end of February, on strong credit numbers, the People’s Bank of China (PBOC’s) cutting the reserve requirement, and the beginning of demand recovery. On the macro front, the tug of war between renminbi stabilisation and much needed monetary stimulus

6	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

remained the key focus. The unexpected renminbi devaluation at the beginning of the year raised the market’s renewed concern about the government’s ability to use further monetary easing for macro recovery. The concern was eased when January-February credit numbers were strong, with M2 (a measure of money supply) growth reaching 14%/13% y/y respectively (vs. April 2015 low of 10.1% y/y). January-February fixed asset investment (FAI) rebounded to 10.2% vs. December’s 8.2%. Property FAI turned positive to 3% y/y vs. December’s –2.1%, with leading indicator new property construction starts rebounding to 13.7% y/y from –6.7% in December. Signs of macro pick up subsequently stabilised the renminbi. Earnings revision remained negative as expected, led by economically sensitive sectors such as energy, materials, and insurance. Even staples were hurt by weak demand. Positive revisions mainly came from structural growth sectors such as healthcare and technology.

Chinese equities ended down further in the second quarter after the sharp fall in the first quarter. Offshore-listed equities were down 1.7% and domestic A-shares (CSI300) were down 2%. We saw incremental tightening to rein in potential inflationary pressure after strong first quarter credit growth, as well as to facilitate reduction of excess capacity. A few select growth sectors with strong earnings visibility outperformed. On the macroeconomic front, the focus shifted from renminbi stabilisation towards pushing forward structural reforms while maintaining mild positive growth. The strong credit growth in the first quarter drove solid profitability recovery in certain sectors such as steel. Steel mill profitability reached historic highs, causing capacity restarts. The consumer price index (CPI) also rebounded from October 2015’s low of 1.3% to 2.3% in February 2016, on an accelerated pace despite still relatively low absolute levels. A speech from an “authoritative person” in early May indicated a clear policy direction, to push structural reform even if macroeconomic growth remains in an

“L” shape. M2 growth slowed to 11.8% y/y in May from January’s high of 14% y/y. Industrial production growth moderated to 6% y/y in May from a year-to-date high of 6.8% in March. Fixed asset investment growth slowed to 7.5% y/y in May from a high of 10.7% y/y in March. Earnings revisions remained negative, led by late-cycle retailing; transportation, where the commodity price rebound has squeezed margins; and pharmaceuticals, which have suffered policy-related price cuts. Positive revisions came from economically-sensitive sectors such as autos, energy and materials.

Chinese equities ended the third quarter up after falling in the first half of the year. Offshore-listed equities were up 12% and domestic A-shares (CSI300) were up 3%, supported by incremental improvement in demand combined with a low consumer price index, despite the tightening signal sent out by an “authoritative person” in early May. Technology, media & telecommunications and insurance outperformed, while late-cycle energy and consumer staples underperformed. On the macroeconomic front, growth remained resilient despite the early May tightening signal. Monetary policy turned neutral rather than towards tightening. M2 in August went up 11.4% y/y marking an incremental improvement from the 10.8% year-to-date low recorded in July. Industrial production growth in August rebounded to 6.3% vs. July’s 6% and the recent low of 5.6% in October 2015. FAI rose by 8.1% y/y in August vs. July’s 3.9%. The CPI remained in check, with August’s reading declining to 1.3% from July’s 1.8% and from the recent high of 2.3% in February. Earnings revisions remained negative, led by utilities, which were affected by raw material prices, brokers, which were hit by the equity market drop this year, and pharmaceuticals, which were hit by policy-related price cuts. Positive revisions came from technology, media & telecommunications, materials and autos.

Chinese equities were generally in a downward trend in the fourth quarter, despite mixed performance.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	7

INVESTMENT ADVISOR’S REPORT (continued)

Offshore-listed equities were down 7% and domestic A-shares (CSI300) up marginally, rising 1.7%, as the market worried about incremental monetary tightening amid the backdrop of renminbi depreciation pressure (down 4% quarter on quarter). Industrials and energy outperformed on a better demand outlook both domestically (infrastructure stimulus) and overseas. Technology, media & telecoms and property underperformed due to a rising rate environment and government property policy crackdown, respectively. On the macroeconomic front, growth remained resilient despite deleverage in the financial system and property tightening. The real economy benefited from a rising producer price index and improved profitability in the manufacturing sector. November’s industrial profit growth accelerated to 18.8% year on year (y/y) from October’s 10.3%, while revenue growth rose to 9.5% y/y from 5.6%. The improved macroeconomic environment attracted funding support to the real economy. November’s industrial production growth remained at 6.2%, in line with the second-quarter’s level, despite property tightening. M2 growth in November reached 11.4% y/y, compared to July’s low of 10.2%. Rates rose higher on a combination of a better macroeconomic outlook as well as the PBOC’s measures for financial deleverage. The 10-year Treasury bond yield rose to 3.06% from 2.74% at the end of the third quarter. Earnings revisions remained negative, due to weakness in transportation and utilities, in contrast with upward revisions in sectors such as energy and materials.

Hong Kong

After suffering a sharp drop at the beginning of the new year, Hong Kong equities clawed back most of the losses, led by Macau gaming, as well as utilities and telecom shares. Concerns over renminbi devaluation and capital outflows led to the fall in January, but those concerns subsided along with economic stabilisation in China and dovish comments from the US Federal Reserve. Residential property prices continued their decline with a 6.2% drop during the quarter — reaching a 1.5 year low. While there was a modest pick-up in secondary sales volumes, primary launches have only seen mixed responses, despite attractive pricing and financing options. The shares of property companies recovered some of their losses, owing to lowered rate expectations as well as more capital management and corporate restructuring. Banks also selectively lowered their home mortgage rate offerings, which only had a limited impact. Fewer tourists from mainland China, and an increase in outbound travel by Hong Kong local residents, both due to the strong HK dollar, have caused the structural slowdown in retail sales to continue. Overall retail sales in January and February combined fell 13.5% year-on-year, accelerating from the 8.5% decline in December.

Macau gaming shares continued to rally on the back of stabilising gaming revenues. February was roughly flat y/y, the first flat month since the decline began in June 2014. Moreover, operators generally reported better than expected results, leading to further positive revisions.

It was a volatile quarter for Hong Kong equities given changes in expectations regarding rate rises in the US, an “authoritative person” warning of an “L-shaped” economic recovery in China and a surprise Brexit vote, which negatively impacted overall investment sentiment. This specifically impacted select Hong Kong equities with significant direct exposure to the UK, namely HSBC and three Li Ka-Shing-controlled companies. In terms of the property market, primary launches continued to do well as rate rise expectations waned, while developers began offering more aggressive as well as creative mortgage payment options in addition to the low-rate mortgage offerings from banks. The secondary market also saw a stabilisation in prices, even as transaction volumes remained weak. There was some excitement regarding a potential rebound in the retail market as the decline in retail sales narrowed;

8	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

however, there may be a delayed impact on rental income given the reversion cycle and reduction in turnover rent. Macau gaming slowed down in June due to the Euro 2016 football tournament as well as low seasonality.

After the sharp Brexit sell-off at the end of June, global markets were buoyed in the third quarter by further easing in monetary conditions. The strong rally in Hong Kong equities was also fuelled by a sharp increase in southbound buying under the existing Shanghai Connect programme. In addition, the long-anticipated Shenzhen Connect programme was announced, along with the elimination of aggregate quotas and an increase in the universe of investible stocks under the southbound programme. The Chinese regulator also confirmed that mainland insurers could participate via the Connect programme. Property developers rallied strongly as residential property prices unexpectedly rose by 6%, leaving them up slightly for the year (after a 13% correction from September 2015 until March 2016). Transaction volumes surged, benefiting from the return of investment, and buyer demand as banks continued to lower mortgage rates on the back of ample liquidity in Hong Kong. However, the office sector received mixed news as transaction valuations remained high but sentiment turned more negative on weakness in the multinational financial sector. Meanwhile, the turnaround in retail sales may be delayed as retail sales and tourist arrivals fell 10.5% and 9.4%, respectively, in August. The Macau gaming sector posted a strong quarter as gaming revenue growth turned positive in both August and September for the first time in 26 months. September’s gaming revenue growth was 7.4% year on year on the back of two successful property openings (Wynn Palace and Sands Parisian). Moreover, corporate results were generally in line or better than expected.

Hong Kong equities sold off in the fourth quarter as the surprise President Trump victory in the US presidential election spurred higher rate expectations and the continued strengthening of the US dollar. These forces exacerbated a declining renminbi, which resulted in further capital controls and raised fears of more to come. Combined with worries over potential trade frictions with the US, all these factors caused a sell-off in Hong Kong equities, led by the interest rate-sensitive property and utilities sectors, as well as companies with overseas exposure. The Shenzhen Hong Kong Connect programme was finally launched in early December, although volumes have been generally disappointing. The residential property sector was hit both by a surprising tightening in government measures as well as the rise in interest rate expectations. Retail sales were better than expected for a couple of months before disappointing again in November, as tourist arrivals continued to taper off. Hong Kong banks bucked the downward trend given they stand to benefit from rising interest rates, especially for those with large low-cost/zero-cost deposit bases. However, this benefit may be dampened by muted loan growth, which translates into margin pressures, offsetting some of the benefits from rising base rates. Macau gaming names generally trended up as gaming revenue growth continued in the quarter, although growth did slow in December. Stocks were sold in December owing to concerns over the impact of the falling renminbi as well as tighter capital controls, including a rumoured halving of the daily ATM withdrawal limit using UnionPay, which turned out to be false.

Taiwan

The Taiex index fell sharply at the beginning of the first quarter, unnerved by turmoil in the global markets, along with further devaluation of renminbi and a plunge in the China equity market after the introduction and subsequent suspension of the circuit-breaker system in the first week of the year. However, the market managed to rebound towards the end to finish the first quarter +4.9%

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	9

INVESTMENT ADVISOR’S REPORT (continued)

quarter-on-quarter. Foreign investors were active buyers of the market. Economically sensitive sectors had the strongest momentum with steel, rubber, oil & gas, cement and construction being the strongest performers. Technology also outperformed, lifted by strong performance in the upstream like TSMC. Apple unveiled its new 4-inch iPhone SE and 9.7-inch iPad Pro at the Apple Worldwide Developers Conference, but investors’ reactions were muted. Textiles remained weak on continued concerns over excess inventory. Financials performed poorly too, as the Central Bank of the Republic of China (Taiwan) (‘CBC’) cut its interest rate for the third time since September 2015. The Taiwanese government released 4Q15 real GDP falling 0.5% y/y. The government estimated that seasonally-adjusted real GDP rose modestly by 2.2% quarter-over-quarter in 4Q15, following two consecutive quarterly contractions. For the full–year 2015, real GDP growth slowed notably to 0.75% year-over-year, compared to 3.9% year-over-year in 2014. The Taiwan central bank cut its key policy rate to 1.5% to maintain accommodative monetary conditions, and to foster economic growth. With inflation pressure expected to remain muted in 2016 on weak growth, it was thought there could be room for further easing in the later quarters. The Taiwan central bank Governor Perng stated the economy was likely to improve in the second half of 2016 from a low base.

The Taiex closed almost flat for the second quarter, which masked the volatility in the quarter. Several large events took place, including the weak first-quarter reporting season, the inauguration of the new president and government, Brexit, and CBC cutting the discount rate by 12.5 basis points to 1.375% for the fourth time since September 2015. The market slipped initially on poor economic data, a challenging outlook for the Apple iPhone and weak first quarter results, but staged a strong recovery after the inauguration of the new president. A generally balanced speech by President Tsai Ing-wen helped to soothe concerns over Cross-Straits relations. While she did not fully recognise the 1992 consensus, she acknowledged the historical fact of the meeting and committed to maintaining Cross-Straits relations based on the Constitution of the Republic of China. Following Brexit, the Taiex slumped initially, but bargain hunters stepped in to drive the market back up. Taiwan’s GDP fell by 0.8% year on year (y/y) in the first quarter of 2016, after declining 0.5% in the fourth quarter of 2015, marking the third consecutive quarterly decline on a y/y basis, due to a drop in investment and exports. Exports contracted for the sixteenth consecutive month in May 2016, and continued to weigh on Taiwan’s export-driven economy, dragging down domestic investments and the labour market.

The Taiex rallied to a 14-month peak of 9,303 towards the end of the third quarter, the best-performing market among its north Asia peers in the quarter, largely due to strong foreign inflows following Brexit. The TWSE finished at 9,166, up 5.8% quarter on quarter. The Taiwanese market was a beneficiary of investors searching for yields given the high dividend yield offered in Taiwan. The technology sector was helped by Apple’s positive outlook for the third quarter and a stronger-than-expected reception of the iPhone7. In addition, Intel raised its guidance for the third quarter, raising hopes for a better outlook for PCs/NBs. The Taiwanese economy returned to expansion in the second quarter, rising 0.7% y/y following three consecutive quarters of contraction. In comparison, GDP fell by 0.7% in the first quarter. The modest recovery was in line with market expectations. The rebound in GDP growth in the second quarter was primarily led by better growth in net exports. Meanwhile, domestic demand was muted, due to both weak consumption growth and further investment contraction. Export growth finally turned positive in July (up 1.2% y/y) after a 17-month long negative streak. Exports by destination indicated overall better demand. The consumer price index fell to 0.3% y/y in September from 0.6% in August, led by lower vegetable and fruit prices.

10	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

The TWSE closed up 1% quarter on quarter (q/q) in the fourth quarter in low volume to finish the year with a total return of over 15%. Shares tumbled on the day of President Trump’s election, led by lower vegetable and fruit prices but subsequently pared losses. Exporters (including the technology sectors) underperformed on concerns that the US may impose punitive measures relating to imports. Driven by the steepening of the US yield curve, strong buying interest in financials helped the sector to outperform. Taiwan insurers are net beneficiaries of higher interest rates. The basic materials sector also outperformed on an improving supply/demand backdrop, helping the spreads of most commodity products. Technology underperformed ahead of seasonal weakness and concerns over the strength of the Chinese handset market. The Apple-related supply chain also suffered from selling pressure as the first quarter could see a sharp q/q drop in shipment after the peak period. Taiwan’s third quarter growth improved more than expected, to 2.1% y/y, beating consensus estimates and rebounding from the 0.7% y/y gain recorded in the second quarter. The improvement was seen across both domestic demand components and external demand. The improvement in domestic demand activity suggests that growth momentum has stabilised. As expected, CBC kept its policy interest rate unchanged at 1.375%. The CBC has noted a modest economic recovery and improving labour market. Meanwhile, inflation is likely to remain benign.

Market Outlook

President Trump’s victory has accelerated expectations for the normalisation of interest rates, although the path of his policy implementation remains to be seen. Most importantly, the market will be concerned with potential trade frictions between the US and China as implied by the President Trump rhetoric, which would have a direct impact on exporters as well as an indirect impact on Hong Kong equities. Combined with the continued

tightening of measures aimed at overheating in the residential property market, China may be flirting with a growth slow-down that could reverse the rally in industrial and commodity equities. However, the potential drag from property tightening (to prevent a bubble) could be cushioned by rising manufacturing capital expenditure as well as resilient infrastructure spending. We believe the government has proven that it has enough policy tools to maintain a stable growth environment while more reforms are pushed forward. On the structural reform front, we see “low hanging fruits” largely completed, such as interest rate reform and cutting excess capacity in steel/coal. Remaining areas, such as state-owned enterprise reform, tax burden reduction and income distribution reform, would be relatively complicated. Any big progress in those areas remains to be seen. We anticipate a further tightening of financial conditions in China in response to pressure on the currency, as authorities attempt to buy time for an easing in the US dollar rally. Further capital controls out of China would also affect many sectors in Hong Kong, including insurance, property, Macau gaming and retail. The Chinese New Year holidays also tested the strength of the retail sales turnaround, especially as retailers adapt to the new reality of declining per-tourist spend from mainland China. The Trump presidency has also increased the uncertainty for the export-dependent Taiwan. Cross-straits development would be another watch point following the first contact in nearly 40 years between the US and Taiwanese presidents. Amid macroeconomic uncertainty and rising interest rates, our base case remains that the Taiwanese market would be supported by a better GDP and corporate earnings growth outlook in 2017. An end or pause to domestic interest rate declines should also benefit earnings for financials stocks.

Emerson Yip

JF International Management, Inc

February 27, 2017

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	11

TOP TEN HOLDINGS

AT DECEMBER 31, 2016 (Unaudited)

% OF NET ASSETS
Tencent Holdings Ltd.	8.5
Provides internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China. Tencent also provides online advertising services, and e-commerce transactions services to users in the People’s Republic of China, the United States, Europe, and internationally.

Taiwan Semiconductor Manufacturing Co. Ltd. (‘TSMC’)	8.2
Manufactures and markets integrated circuits. The company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.

Alibaba Group Holding Ltd.	5.8
Provides internet infrastructure, e-commerce, online financial, and internet content services through its subsidiaries. Alibaba Group Holding offers its products and services worldwide.

China Construction Bank Corp. ‘H’	5.6
Provides a complete range of banking services and other financial services to individual and corporate customers. The bank’s services include corporate banking, personal banking, and treasury operations. It also services infrastructure loans, residential mortgage, and bank cards.

Ping An Insurance Group Co. of China Ltd. ‘A’	4.2
Provides a variety of insurance service in China. The Company writes property, casualty, and life insurance. Ping An Insurance also offers financial services.

China Merchants Bank Co. Ltd.	4.1
Provides a wide range of commercial banking services including deposit, loan, bill discount, government bonds underwriting and trading, interbank lending, letter of credit, bank guarantee, and other related services.

AIA Group Ltd.	3.9
Offers insurance and financial services. The company writes life insurance for individuals and businesses, accident and health insurance, retirement planning, and wealth management services.

CNOOC Ltd.	2.8
Through its subsidiaries, explores, develops, produces and sells crude oil and natural gas. The Group’s core operation areas are Bohai, Western South China Sea, Eastern South China Sea and East China Sea in offshore China.

Largan Precision Co. Ltd.	2.3
Offers lenses for liquid crystal display (LCD) projects, scanners, optical mice, digital still cameras (DSCs), digital versatile discs (DVDs), light emitting diodes (LED), and photography mobile phones.

Hong Kong Exchanges & Clearing Ltd.	2.3
Owns and operates the stock exchange, futures exchange, and their related clearing houses in Hong Kong. The Company provides the trading platforms for a range of cash and derivatives products and the facilities for processing trades.

12	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2016

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK
CHINA (61.0%)
Aerospace & Defense (0.5%)
Avic Aviation Engine Corp. plc, ‘A’	119,601	563,456

Airlines (0.7%)
Spring Airlines Co. Ltd., ‘A’	148,529	785,230

Automobiles (0.8%)
Chongqing Changan Automobile Co. Ltd., ‘A’	260,802	560,671
SAIC Motor Corp., Ltd., ‘A’	84,000	283,445

		844,116

Banks (11.2%)
China Construction Bank Corp.	7,980,000	6,143,607
China Merchants Bank Co. Ltd.	1,891,500	4,434,518
Industrial Bank Co. Ltd., ‘A’	366,100	850,256
Postal Savings Bank of China Co. Ltd. (a) (e)	1,438,000	776,997

		12,205,378

Beverages (1.3%)
Kweichow Moutai Co. Ltd., ‘A’	29,580	1,422,283

Capital Markets (0.8%)
Huatai Securities Co. Ltd., ‘A’	327,150	840,765

Chemicals (1.2%)
Kangde Xin Composite Material Group Co. Ltd., ‘A’	467,063	1,284,348

Commercial Services & Supplies (1.0%)
Beijing Originwater Technology Co. Ltd., ‘A’	432,718	1,090,901

Diversified Telecommunication Services (2.1%)
China Telecom Corp. Ltd.	4,984,000	2,300,950

Electrical Equipment (1.1%)
Guoxuan High-Tech Co. Ltd., ‘A’	106,400	474,471
Luxshare Precision Industry Co., Ltd., ‘A’	259,913	776,055

		1,250,526

Electronic Equipment, Instruments & Components (4.0%)
AAC Technologies Holdings, Inc.	214,000	1,944,200
GoerTek, Inc., ‘A’	234,800	896,021
Hangzhou Hikvision Digital Technology Co. Ltd., ‘A’	428,370	1,467,658

		4,307,879

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
Health Care Providers & Services (1.2%)
China Resources Phoenix Healthcare Holdings Co. Ltd. (a)	988,500	1,264,546

Hotels, Restaurants & Leisure (2.6%)
China CYTS Tours Holding Co. Ltd., ‘A’	339,300	1,023,832
Wynn Macau Ltd.	1,143,200	1,819,213

		2,843,045

Household Durables (1.0%)
Hangzhou Robam Appliances Co. Ltd., ‘A’	200,350	1,060,922

Independent Power & Renewable Electricity Producers (1.0%)
CGN Power Co. Ltd. (e)	3,973,000	1,091,301

Insurance (4.2%)
Ping An Insurance Group Co. of China Ltd., ‘A’	901,152	4,594,261

Internet & Direct Marketing Retail (2.2%)
Ctrip.com International Ltd. (a)	21,700	868,000
JD.com, Inc. (a)	58,400	1,485,696

		2,353,696

Internet Software & Services (15.4%)
Alibaba Group Holding Ltd. (a)	71,300	6,260,853
Tencent Holdings Ltd.	377,300	9,229,971
Wangsu Science & Technology Co. Ltd., ‘A’	168,691	1,301,320

		16,792,144

Leisure Products (0.5%)
Alpha Group, ‘A’	163,925	535,448

Machinery (2.1%)
China Conch Venture Holdings Ltd.	526,500	936,966
Han’s Laser Technology Industry Group Co. Ltd., ‘A’	398,204	1,294,972

		2,231,938

Metals & Mining (0.4%)
Aluminum Corp. of China Ltd. (a)	1,158,000	477,864

Oil, Gas & Consumable Fuels (2.8%)
CNOOC Ltd.	2,460,000	3,077,181

Pharmaceuticals (1.1%)
Jiangsu Hengrui Medicine Co. Ltd., ‘A’	182,593	1,195,479

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	13

INVESTMENT PORTFOLIO

AT DECEMBER 31, 2016 (continued)

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK — continued
Real Estate Management & Development (1.6%)
Poly Real Estate Group Co. Ltd., ‘A’	1,363,650	1,791,514

Specialty Retail (0.2%)
China Harmony New Energy Auto Holding Ltd.	504,500	180,864

TOTAL CHINA		66,386,035

HONG KONG (29.1%)
Auto Components (1.3%)
Nexteer Automotive Group Ltd.	1,208,000	1,433,181

Automobiles (0.8%)
Brilliance China Automotive Holdings Ltd.	654,000	900,731

Banks (3.1%)
BOC Hong Kong Holdings Ltd.	596,000	2,132,826
Dah Sing Banking Group Ltd.	647,200	1,190,157

		3,322,983

Capital Markets (2.3%)
Hong Kong Exchanges & Clearing Ltd.	104,281	2,463,638

Commercial Services & Supplies (1.1%)
China Everbright International Ltd.	1,073,000	1,216,283

Food Products (0.9%)
WH Group Ltd. (e)	1,155,500	934,294

Gas Utilities (1.5%)
China Resources Gas Group Ltd.	594,000	1,669,895

Hotels, Restaurants & Leisure (0.6%)
Cafe de Coral Holdings Ltd.	184,000	596,763

Household Durables (0.8%)
Techtronic Industries Co. Ltd.	252,500	905,216

Industrial Conglomerates (2.5%)
CK Hutchison Holdings Ltd.	171,000	1,938,345
Shun Tak Holdings Ltd.	2,256,000	779,687

		2,718,032

Insurance (5.0%)
AIA Group Ltd.	747,000	4,214,489
China Taiping Insurance Holdings Co. Ltd. (a)	617,000	1,273,067

		5,487,556

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
Media (0.8%)
IMAX China Holding, Inc. (a) (e)	177,500	869,818

Pharmaceuticals (1.3%)
Sino Biopharmaceutical Ltd.	1,974,000	1,389,908

Real Estate Management & Development (4.1%)
Cheung Kong Property Holdings Ltd.	370,500	2,271,878
China Resources Land Ltd.	402,000	904,105
Wharf Holdings Ltd. (The)	193,000	1,283,016

		4,458,999

Specialty Retail (0.6%)
Chow Sang Sang Holdings International Ltd.	367,000	681,514

Textiles, Apparel & Luxury Goods (1.8%)
Pacific Textiles Holdings Ltd.	417,000	452,788
Regina Miracle International Holdings Ltd. (e)	992,000	822,562
Samsonite International SA	249,300	712,102

		1,987,452

Water Utilities (0.6%)
Beijing Enterprises Water Group Ltd.	922,000	613,517

TOTAL HONG KONG		31,649,780

SINGAPORE (0.7%)
Trading Companies & Distributors (0.7%)
BOC Aviation Ltd. (e)	168,800	829,361

TAIWAN (17.5%)
Banks (1.5%)
E.Sun Financial Holding Co. Ltd.	2,866,816	1,632,259

Communications Equipment (0.8%)
Wistron NeWeb Corp.	306,180	819,862

Electronic Equipment, Instruments & Components (2.3%)
Largan Precision Co. Ltd.	21,000	2,469,515

Food & Staples Retailing (1.2%)
President Chain Store Corp.	190,000	1,361,817

Insurance (1.1%)
China Life Insurance Co. Ltd.	1,249,000	1,242,063

Semiconductors & Semiconductor Equipment (10.6%)
Advanced Semiconductor Engineering, Inc.	1,203,802	1,234,467
Himax Technologies, Inc.	76,643	462,924

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

DESCRIPTION	HOLDINGS (IN SHARES)	VALUE (IN US$)
COMMON STOCK — continued
Semiconductors & Semiconductor Equipment — continued
Silicon Motion Technology Corp.	23,205	985,748
Taiwan Semiconductor Manufacturing Co. Ltd.	1,576,057	8,875,682

		11,558,821

TOTAL TAIWAN		19,084,337

TOTAL INVESTMENTS (108.3% of Net Assets) (Cost $102,544,830)		117,949,513

Liabilities in excess of other assets (-8.3% of Net Assets)		(9,076,352)

NET ASSETS (100.0%)		108,873,161

As of December 31, 2016, aggregate cost for Federal income tax purposes was $103,136,407. The aggregate unrealized gain for all securities is as follows:
Excess of market value over cost	21,747,973
Excess of cost over market value	(6,934,867)

Net unrealized gain	14,813,106

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(a)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Directors and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

A	China A – shares. (See Note 7.iii on page 26)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	15

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2016

(in US$)
ASSETS:
Investments in non-affiliates, at value (cost $102,544,830)	117,949,513
Cash	3,277,043
Foreign currency, at value (cost $2,621,252)	2,612,398
Deposits at broker (See Note 7.iii.)	25,381
Receivable for securities sold	884,583
Dividends receivable	16,133

Total Assets	124,765,051

LIABILITIES:
Loan payable to bank (See Note 6)	15,000,000
Payables
Payable for securities purchased	386,521
Accrued Liabilities
Investment advisory fees	229,321
Directors’ fees and expenses	79,116
Custodian and accounting fees	21,467
Administration fees	14,583
Interest on loan	7,306
Deferred China capital gains tax	3,941
Other	149,635

Total Liabilities	15,891,890

Net Assets	108,873,161

Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 6,447,637 shares issued and outstanding)	64,476
Paid-in capital	98,741,472
Accumulated undistributed (distributions in excess of) net investment income	(14,050)
Accumulated realized loss on investments and foreign currency transactions	(5,312,234)
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	15,393,497

Net Assets	108,873,161

Net Asset Value Per Share ($108,873,161 ÷ 6,447,637)	16.89

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2016

(in US$)
INVESTMENT INCOME:
Dividends from non-affiliates (net of foreign withholding tax of $238,735)	2,602,859
Interest income from affiliates	3,739

Total Investment Income	2,606,598

EXPENSES:
Investment advisory fees	1,249,086
Legal fees	495,543
Directors’ fees and expenses	394,200
Interest expense to non-affiliates (See Note 6)	215,854
Custodian and accounting fees	105,597
Audit fees	88,726
Administration fees	87,500
Shareholder report fees	59,294
Insurance fees	41,459
Shareholder service fees	26,132
NYSE listing fees	25,000
Interest expense to affiliates	266
Other expenses	41,993

Total Expenses	2,830,650

Less amounts waived (See Note 4)	(86,394)

Net expenses	2,744,256

Net Investment Loss	(137,658)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain (loss)
Investments in non-affiliates *	(3,538,331)
Foreign currency transactions	(121,060)

Net realized gain (loss)	(3,659,391)

Net change in unrealized appreciation/(depreciation)
Investments in non-affiliates	1,693,373
Foreign currency translations	11,324

Change in net unrealized appreciation/(depreciation)	1,704,697

Net realized and unrealized gain (loss) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	(1,954,694)

Net decrease in net assets resulting from operations	(2,092,352)

*	Net of a reduction of China capital gain tax accrual of $49,309. (See Note 2)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Year Ended December 31, 2016 (in US$)	Year Ended December 31, 2015 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income (loss)	(137,658)	662,890
Net realized gain (loss) on investment and foreign currency transactions	(3,659,391)	7,955,529
Net change in unrealized appreciation (depreciation) on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	1,704,697	(14,177,098)

Net increase (decrease) in net assets resulting from operations	(2,092,352)	(5,558,679)

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income	—	(2,134,575)
Net realized gain	(2,221,856)	(4,141,684)

Total distributions to shareholders	(2,221,856)	(6,276,259)

Total increase (decrease) in net assets	(4,314,208)	(11,834,938)

NET ASSETS:
Beginning of period	113,187,369	125,022,307

End of period (including undistributed (distributions in excess of) net investment income of $(14,050) and $(7,906), respectively)	108,873,161	113,187,369

SHARE TRANSACTIONS
Opening number of shares	6,447,637	6,447,637

Closing number of shares	6,447,637	6,447,637

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2016

(in US$)
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Decrease in net assets resulting from operations	(2,092,352)
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(35,155,146)
Proceeds from disposition of investment securities	38,480,285
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(1,693,373)
Net realized (gain)/loss on investments	3,538,331
Decrease in deposits at broker	1,782
Decrease in dividends receivable	12,822
Decrease in other assets	10,000
Increase in accrued expenses and other liabilities	148,147

Net cash provided (used) by operating activities	3,250,496

Cash flows provided (used) by financing activities:
Cash distributions paid to shareholders	(6,970,025)

Net cash provided (used) by financing activities	(6,970,025)

Net decrease in cash	(3,719,529)

Cash:
Beginning of year (including foreign currency of $6,520,020)	9,608,970

End of year (including foreign currency of $2,612,398)	5,889,441

Supplemental disclosure of cash flow information:

During 2016, the Fund paid $215,872 in interest expense, including $266 to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	For the Year Ended December 31, 2016 (in US$)	For the Year Ended December 31, 2015 (in US$)	For the Year Ended December 31, 2014 (in US$)	For the Year Ended December 31, 2013 (in US$)	For the Year Ended December 31, 2012 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	17.55	19.39	17.28	15.47	12.75

Net investment income (loss)	(0.02)	0.10	0.14	0.10	0.08
Net realized and unrealized gain (loss)	(0.30)	(0.97)	2.10	1.84	2.74

Total from investment operations	(0.32)	(0.87)	2.24	1.94	2.82

Dividends from net investment income	—	(0.34)	(0.13)	(0.13)	(0.10)
Distributions from net realized gains	(0.34)	(0.63)	—	—	—

Total distributions	(0.34)	(0.97)	(0.13)	(0.13)	(0.10)

Net asset value, end of period	16.89	17.55	19.39	17.28	15.47

Market value, end of period	15.58	15.32	16.91	15.16	14.00

Total Investment Return
Per share market value *	3.8%	(3.6)%	12.5%	9.2%	28.2%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	108,873,161	113,187,369	125,022,307	111,435,597	99,728,043
Ratio of net expenses to average net assets	2.49%	2.00%	2.14%	2.26%	2.11%
Ratio of net expenses to average net assets, excluding interest expense	2.29%	1.86%	1.94%	2.05%	2.04%
Ratio of total expenses to average net assets, without waivers and reimbursements	2.57%	2.05%	2.16%	2.28%	2.12%
Ratio of total expenses to average net assets, without waivers and reimbursements, excluding interest expense	2.37%	1.91%	1.96%	2.07%	2.04%
Ratio of net investment income (loss) to average net assets	(0.12)%	0.51%	0.82%	0.61%	0.54%
Portfolio turnover rate	29.0%	106.0%	86.7%	66.6%	85.8%
Number of shares outstanding at end of period (In thousands)	6,448	6,448	6,448	6,448	6,448

*	The total investment return excludes the effect of commissions. Dividends and distributions, if any, are assumed for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan or if specified in accordance with the terms of the distribution.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2016

1. Organization and Capital

JPMorgan China Region Fund, Inc. (the ‘Fund’) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940 (‘1940 Act’). The Fund commenced operations on July 16, 1992.

The Fund seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (‘China’), Hong Kong, Taiwan and Macau — collectively, the ‘China Region’.

On December 30, 2016, the Fund announced that the Board of Directors (the “Board”) had determined to submit a proposal to liquidate the Fund (the “Proposal”). On February 16, 2017, the Fund announced that the Board had determined to submit the Proposal to a vote of all stockholders at the Fund’s next Annual Meeting of Stockholders, which is scheduled to be held on May 11, 2017. If stockholders vote to approve the Proposal, proceeds will be paid to stockholders pursuant to a plan of liquidation. Stockholders should note that any proceeds attributable to the Fund’s investments in China A-shares may be repatriated under certain conditions including clearance from the People’s Republic of China tax authorities and upon the approval of the Chinese State Administration of Foreign Exchange. Further details can be found on page 26 under Note 7. iii) Direct Investments in China A securities.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with U.S. generally accepted accounting principles (‘GAAP’), are consistently followed by the Fund in the preparation of its financial statements.

The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of GAAP.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Directors (the “Board”), which established the following approach to valuation, as described more fully below.

All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter are valued, if bid and ask quotations are available, at the mean between the current bid and ask prices. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold and the differences could be material. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (‘U.S.’) dollar equivalents at the prevailing exchange rate in effect on the valuation date. Investments in open ended mutual funds are valued at current day’s closing net asset value per share (‘NAV’).

JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (‘JPMorgan’) has established the Asian Fair Valuation Committee (“AFVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Advisor implements the valuation policies for the valuation of

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	21

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2016 (continued)

investments, as directed by the Board. The AFVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Advisor is responsible for discussing and assessing the potential impacts of the fair values on an ongoing basis, and at least on a quarterly basis with the AFVC and the Board.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input as presented on the Investment Portfolio:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities (a)	$117,949,513	$—	$—	$117,949,513

(a)	Please refer to the Investment Portfolio for industry specifics of the individual portfolio holdings.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2015	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016
Investments in Securities
China
Common Stocks — Software	$382,353	$222,639	$(211,040)	$—	$—	$(393,952)	$—	$—	$—
Common Stocks — Trading Companies & Distributors	158,172	(22,367)	(9,288)	—	—	(126,517)	—	—	—

Total	$540,525	$200,272	$(220,328)	$—	$—	$(520,469)	$—	$—	$—

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

22	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2016 (continued)

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;
•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net unrealized appreciation/depreciation on investments. The Fund does isolate the effect of changes in foreign exchange rates from fluctuations when determining realized gain or loss for sales of fixed income securities.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the ‘Securities Act’). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of December 31, 2016, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A under the Securities Act, as identified in the Investment Portfolio.

iv) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses.

Income and capital gain distributions are determined in accordance with Federal income tax regulations and may differ from those determined in accordance with GAAP.

v) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

vi) Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a part of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

As described in Note 7.iii, the Fund invests in China A-shares and can also invest in China B-shares, both of which are separately identified in the Investment Portfolio. Following the announcements made on November 14, 2014 by the People’s Republic of China (‘PRC’) Ministry of Finance, State Administration of Taxation and China Securities Regulatory Commission the Fund no longer provides for 10% capital gains tax (CGT) on realized and unrealized gains made in respect of transactions in China A-shares and China B-shares made on or after November 17, 2014.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	23

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2016 (continued)

3. Investment Transactions

During the year ended December 31, 2016, the Fund made purchases of $34,540,365 and sales of $39,198,220 of investment securities other than short-term investments. There were no purchases or sales of U.S. Government securities.

4. Related party, Other Service Provider Transactions and Directors

i) JF International Management Inc. (the Investment ‘Advisor’), an indirect wholly-owned subsidiary of JPMorgan Chase & Co. (‘JPMorgan’) provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Advisor is paid a fee, computed daily and payable monthly, at the annual rate of 1.00% of the Fund’s weekly managed gross assets. Investments in funds on which the Advisor or its affiliates charge a management fee are excluded from the calculation. Additionally, the Advisor has voluntarily agreed to waive its Investment Advisory fee on any cash held when borrowings are drawn under a borrowing facility. For the year ended December 31, 2016, the Advisor waived Investment Advisory fees of $74,394, related to such holdings of cash.

ii) On June 1, 2015, the Fund entered into an agreement with Pristine Advisers (“Pristine”), an entity unaffiliated with the Fund. Under this agreement, Pristine provides certain investor relations and public relations services for the Fund. This agreement was in effect for one year, and was subsequently agreed that from June 1, 2016 the agreement be automatically renewed until either the Fund or Pristine advises the other of its intent to cancel and that the Fund continue to pay Pristine a monthly retainer fee equal to $2,000 plus certain customary out-of-pocket expenses billed periodically.

The Advisor has agreed to voluntarily reimburse the Fund for one half of the Pristine monthly retainer fees through a waiver of the Investment Advisory fees owed by the Fund to the Advisor. For the year ended December 31, 2016, the Advisor waived Investment Advisory fees of $12,000. Subsequent to December 31, 2016, the Fund cancelled the agreement with Pristine at the end of January 2017.

iii) During the year ended December 31, 2016, the Fund did not pay any brokerage commissions to JPMorgan companies or affiliated brokers/dealers.

iv) Other Service Providers — Pursuant to an Administration Agreement, JPMorgan Chase Bank, N.A. (‘JPMCB’), an indirect, wholly-owned subsidiary of JPMorgan (the ‘Administrator’), provides certain services to the Fund. The Fund pays a flat annual fee of $87,500 per the Administration Agreement. Such amounts are included in Administration fees on the Statement of Operations.

JPMCB also provides portfolio custody and accounting services for the Fund. In consideration of the accounting services, JPMCB receives a fee accrued daily and paid monthly at the annual rate of 0.0025% of the first $75.0 billion of the average daily net assets of all funds in the JPMorgan Mutual Fund Complex (non-Money Market Funds), 0.002% of the average daily assets of all such funds between $75.0 billion and $150.0 billion and 0.0015% of the average daily net assets of all such funds in excess of $150.0 billion, subject to a minimum annual fee of $20,000 per fund. The Fund bears its pro rata portion of the total accounting services fee and also pays certain transaction-based charges. The custodian fees are split between safekeeping and transaction charges and vary by market. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations.

v) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Advisor, Administrator or any affiliate thereof, an annual fee of $24,100, the Audit Committee Chairman $28,500 and the Chairman $35,000 plus a $3,300 attendance fee for each Board meeting, Management Engagement Committee meeting and Audit Committee meeting attended. A per diem allowance of $2,000 per day, or $1,000 per half day, is paid to Directors in respect of time spent by Directors on Fund business outside normal Board and Committee meetings. The per diem allowance is subject to Board approval in advance. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

24	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2016 (continued)

vi) As of December 31 2016, the Fund had three shareholders, each holding more than 5% of the Fund’s outstanding shares, who held in aggregate approximately 65.6% of the Fund’s outstanding shares.

5. Capital Share Transactions

The Fund offers an optional Distribution Reinvestment and Cash Purchase Plan (the “Plan”) to its shareholders. Pursuant to the Plan, when the Fund declares income or capital gains distributions, the Fund will either issue new shares, or buy existing shares, to reinvest such distributions for shareholders that elect to participate in the Plan. During the years ended December 31, 2016 and December 31, 2015, the Fund did not issue shares under the Plan.

On September 12, 2016, the Board of Directors renewed an authority for the Fund to repurchase up to 644,764 shares (10% of its then issued and outstanding shares) of its common stock in the open market through September 11, 2017. Repurchases can be made only when the Fund’s shares are trading at less than NAV and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders. When shares trade at a discount to NAV, any purchase of shares by the Fund has the effect of increasing the NAV of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

During the years ended December 31, 2016 and December 31, 2015, the Fund did not repurchase any shares under the share repurchase program.

6. Borrowings

On February 25, 2015, the Fund renewed its financing arrangement with Scotiabank (Ireland) Ltd (the ‘Lender’) which was originally entered into on February 27, 2012 and renewed and amended on February 25, 2013. Under this arrangement, the Lender provides a secured, committed credit facility in the aggregate amount of $17.5 million to the Fund. No compensating balances are required. The Fund has a flat commitment fee of 0.25% on the aggregate amount, as required under this agreement. On July 10, 2015, the Fund increased its financing arrangement with the Lender to an amount of $22 million which, subject to the Lender’s approval, allows future increases up to $32 million. The agreement is in place until February 24, 2017. Under the terms of the financing agreement with the Lender, the adjusted asset coverage ratio (as defined in the agreement) may not be less than 4.50 to 1.00 at any time and the net asset value of the Fund may not be less than $50,000,000 at any time. Under the terms of the agreement, at December 31, 2016, the adjusted asset coverage ratio was 8.26 to 1.00 and the net asset value of the fund was $108.9 million. At December 31, 2016, the interest rate on outstanding borrowings was 1.59%.

Borrowings outstanding from the secured, committed credit facility and average borrowings from the credit facility for the year ended December 31, 2016, were as follows:

Outstanding Borrowings at December 31, 2016	Weighted Average Borrowings For Days Drawn Upon	Average Interest Rate on Borrowings	Number of Days Outstanding	Interest Expense on Borrowings
$15,000,000	$15,000,000	1.33%	366	$215,854

The maximum borrowings during the year ended December 31, 2016 were $15,000,000. Interest expense to non-affiliates on the Statement of Operations includes interest expense on borrowings during the year ended December 31, 2016.

7. Risks and Uncertainties

i) China Region — Investing in securities of ‘China Region companies’ may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China Region companies are companies organized in the

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	25

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2016 (continued)

People’s Republic of China, the Hong Kong Special Administrative Region, the Macau Special Administrative Region or Taiwan (the ‘China Region’) or for which the principal securities trading market is in the China Region; or companies, regardless of where organized, which have 50% or more of their assets in, or derive 50% or more of their revenues or profits from, the China Region. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At December 31, 2016, the Fund had 61.0%, 29.1%, 0.7% and 17.5%, based on net assets, of its total investments invested in China, Hong Kong, Singapore and Taiwan, respectively.

ii) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

iii) Direct Investments in China A-share securities — The China Securities Regulatory Commission (‘CSRC’) may grant qualified foreign institutional investor (‘QFII’) licenses, which allow foreign investments in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors. Each QFII is authorized to invest in China A-shares only up to a specified quota established by the Chinese State Administration of Foreign Exchange (‘SAFE’). JF Asset Management Limited has a QFII license permitting it to invest a specific portion of the assets of certain funds (which may include the Fund) in local Chinese securities. Although the laws of China permit the use of nominee accounts for clients of QFIIs, the Chinese regulators require the general securities trading and settlement accounts to be maintained in the name of the QFII. As the Fund is permitted to invest in China A-shares, the Fund’s local custodian bank maintains a specific sub-account for the A-share investments in the name of the Fund. This amount is included in Deposits at broker on the Statement of Assets and Liabilities. However, there is a risk that creditors of the QFII and its affiliates (each, a ‘JP Morgan Affiliate’) may assert that a JP Morgan Affiliate, and not the Fund, has recourse against the securities and other assets in the account and/or sub-accounts. If a court upholds such an assertion, creditors of a JP Morgan Affiliate could seek payment from the Fund’s A-share investments. There were no such assertions during any of the periods presented.

Additional risks for the Fund’s A-share investments include a potential lack of liquidity, greater price volatility, and restrictions on the repatriation of invested capital. Because of low trading volume and various restrictions on the free flow of capital into the A-share market, the China A-share market could be less liquid and trading prices of A-shares could be more volatile than other local securities markets. In addition, and with reference to the proposed liquidation vote at the stockholders meeting in May 2017, the total proceeds arising from the sale of the Fund’s investments in A-shares can be repatriated under certain conditions. These include receiving clearance from the People’s Republic of China tax authorities in respect of the tax reporting package that will need to be filed once the liquidation is confirmed. SAFE will also need to approve the repatriation of these proceeds. The timing of the receipt of this clearance and SAFE approval is uncertain. Rules regarding taxation of investments in mainland China may be subject to change and such changes in the taxation of A-shares could materially affect the Fund’s performance.

iv) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

8. Tax Status

U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of December 31, 2016, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

26	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

NOTES TO FINANCIAL STATEMENTS

AT DECEMBER 31, 2016 (continued)

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$—	$2,221,856	$2,221,856

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended December 31, 2015 was as follows:

Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
$3,879,628	$2,396,631	$6,276,259

*	Short-term gains are treated as ordinary income for income tax purposes.

At December 31, 2016, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	$(3,408,360)
Tax Unrealized Appreciation on Investments and Foreign Currencies	14,801,920

Net Assets (Excluding Paid-In Capital)	$11,393,560

The cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.

During the year ended December 31, 2016, the Fund reclassified $131,514 to accumulated undistributed (distributions in excess of) net investment income, $121,158 to accumulated realized gains (losses) on investments and $252,672 from paid in capital, as a result of permanent book and tax differences primarily relating to foreign currency gains or losses and net operating loss. Net assets were not affected by the reclassifications.

Under the Regulated Investment Company Modernization Act of 2010 (the ‘Act’), net capital losses recognized by the Fund after December 31, 2010, are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, pre-enactment net capital losses incurred by the Fund were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2016, the Fund had post-enactment net capital loss carryforwards which are available to offset future realized gains:

Capital Loss Carryforward Character
Short-Term	Long-Term
$3,303,510	$104,850

Specified ordinary losses and net capital losses and other late year losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended December 31, 2016, the Fund deferred to January 1, 2017, specified ordinary loss of $14,050, net long-term capital loss of $1,221,227 and net short-term capital loss of $88,706.

9. Subsequent Event

On February 24, 2017, the Fund extended its $22 million secured, committed credit facility with the Lender. Interest on borrowings, if any, will be payable at 0.90% plus the London Interbank Offered Rate (‘‘LIBOR’’). The Fund paid an upfront loan arrangement fee of $4,400, as required under this agreement. Interest on unutilized amounts will be payable at a flat commitment fee of 0.25%, irrespective of the amount of the utilized commitment. This agreement is in effect until the earlier of: 1) July 31, 2017 or 2) 60 days following an affirmative liquidation vote.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

JPMorgan China Region Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan China Region Fund, Inc. (the “Fund”) as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 1 to the financial statements, on February 16, 2017, the Fund announced that the Board of Directors has determined to submit a proposal to liquidate the Fund to a vote of all stockholders at the Fund’s next Annual Meeting of Stockholders, which is scheduled to be held on May 11, 2017.

PricewaterhouseCoopers LLP

New York, New York

February 27, 2017

28	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

RESULTS OF THE ANNUAL STOCKHOLDERS’ MEETING (Unaudited)

The Fund held its annual stockholders’ meeting on July 20, 2016. At this meeting, stockholders elected Mr. John R. Hass and Mr. Alistair E.M. Laband to the Fund’s Board of Directors, the results of which are set out below. Also below are the results of the vote on the termination of the advisory agreement and the recommendation of tender.

I) Election of Directors

Nominee	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
Mr. John R. Hass	4,658,869	—	793,318	995,450	6,447,637
Mr. Alistair E.M. Laband	4,658,941	—	793,246	995,450	6,447,637

II) Termination of Advisory Agreement
	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
	748,682	4,462,875	23,646	1,212,434	6,447,637

III) Recommendation of Tender Offer
	Votes For	Votes Against	Votes Withheld	Shares Not Voted	Total Voting Shares
	1,032,137	4,180,838	15,316	1,219,346	6,447,637

OTHER INFORMATION

Fundamental Investment Restriction on Borrowing

On May 12, 2011, shareholders of the Fund approved a change to the Fund’s fundamental investment restrictions to permit, inter alia, the Fund to borrow up to 20% of its net assets for investment purposes.

This gives the Investment Advisor flexibility to take advantage of additional investment opportunities when it believes that the return from the additional investment would exceed the cost of borrowing. If the Fund borrows money, it may be exposed to additional risks. If the return on securities purchased with borrowed funds is less than the borrowing costs of those funds, then the use of borrowing will detract from Fund performance. In particular, borrowing will magnify losses in times of negative performance. Nonetheless, the Investment Advisor may maintain leverage if it expects that the long-term benefits to investors of maintaining leverage outweigh any current reduced return. Borrowing may also increase the Fund’s interest and other expenses. Finally, the use of borrowing would subject the Fund to additional restrictions imposed by lenders and the Investment Company Act of 1940 on the Fund’s investments.

The Investment Advisor will utilize borrowed monies at its discretion and under the supervision of the Board. The Investment Advisor has agreed to waive any entitlement to a management fee on any cash held when borrowings are drawn under a borrowing facility.

The entire text of the Fund’s fundamental investment restriction on borrowing is as follows:

“Under its fundamental investment restrictions, the Fund may not: Issue senior securities, borrow or pledge its assets, except that the Fund may (i) borrow from a bank for the purpose of obtaining amounts necessary to make distributions for qualification as a registered investment company to avoid imposition of an excise tax under United States tax law; and (ii) borrow money (including through reverse repurchase agreements) up to the maximum amount permitted under the Investment Company Act of 1940 (a) for temporary or emergency purposes, (b) for such short-term credits as may be necessary for the clearance or settlement of transactions, (c) for repurchases of its Common Stock and (d) for investment purposes, provided that amounts borrowed under this clause shall not exceed 20%

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	29

OTHER INFORMATION (Unaudited)

(continued)

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that are used by the Fund’s investment advisor to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling +44 20 7742 3735; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the ‘Commission’) at http://www.sec.gov. Information regarding how the investment advisor votes these proxies is now available by calling the same number and on the Commission’s website. The Fund has filed its report on Form N-PX covering the Fund’s proxy voting record for the 12 month period ended June 30, 2016.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of August 19, 2016, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

on the net assets of the Fund. The Fund may also pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangement in respect of options on securities or indexes will not be prohibited by this paragraph 3 or any other investment restrictions.”

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the ‘Commission’) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.jpmchinaregionfund.com.

Tax Letter (Unaudited)

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For the fiscal year ended December 31, 2016, the Fund distributed $2,221,856 of long-term capital gain dividends.

30	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

APPROVAL OF INVESTMENT ADVISORY CONTRACT (Unaudited)

On November 8, 2016, the Fund’s Board considered and approved the renewal of the Investment Advisory Agreement (the ‘Agreement’) between the Fund and JFIMI for an additional term of twelve (12) months. At this meeting, the directors reviewed extensive materials prepared by JFIMI and discussed these materials with representatives of JFIMI. The directors considered the recommendation of the Management Engagement Committee (the ‘Committee’) that the Agreement be renewed, noting that the Committee had discussed, in an executive session with independent counsel, the nature, extent and quality of the advisory services provided to the Fund by JFIMI, the level of advisory fees, the costs of the services provided and the profits realized by

JFIMI, the Fund’s expense ratio, its relative and absolute performance, any economies of scale with respect to the management of the Fund, any ancillary benefits received by JFIMI and its affiliates as a result of their relationship with the Fund, and various other matters included in the materials provided by JFIMI.

In approving the renewal of the Agreement, the Committee, and the Board, concluded that:

•

The annual investment advisory fee rate paid by the Fund to JFIMI for investment advisory services was reasonable relative to the Fund’s peer group and relative to other China Region funds managed by JFIMI.

•

The Committee and the Board were generally satisfied with the nature, quality and extent of other services provided by JFIMI. In reaching this conclusion, the Committee and the Board reviewed, among other things, JFIMI’s investment experience in the China region markets and the background and experience of JFIMI’s senior management. They further evaluated the structure and size of JFIMI’s management team serving the Fund and noted the team’s responsiveness to the Board.

•

The Fund’s performance in the five (5), three (3) and, one (1) year periods had outperformed its benchmark, the 80% MSCI Golden Dragon Index (net) and 20% CSI 300 Index (net). (The Board and the Committee reviewed the Fund’s performance in comparison to the peer group and the benchmark for the 1 year, 3 year, 5 year and since inception periods.)

•

In light of the costs of providing advisory services to the Fund, the profits and ancillary benefits that JFIMI received, with respect to providing investment advisory services to the Fund, were reasonable. The Board and the Committee noted that beginning in May 2005, the Fund discontinued using JFIMI’s affiliates to effect Fund securities trades, unless in exceptional circumstances, effectively eliminating brokerage commissions as an ancillary benefit for JFIMI.

•	The Fund’s expense ratio remained at an acceptable level excluding extraordinary expenses.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	31

FUND MANAGEMENT (Unaudited)

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (YOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Independent Directors

The Rt. Hon. The Earl of Cromer (1946) 60 Victoria Embankment London EC4Y 0JP United Kingdom Chairman and Class I Director	Three year term ends in 2018; Chairman and Director since 1994.	Chairman of the Board of the Fund; Chairman of the Board, Western Provident Association (insurance), LG India Plus Fund Ltd (financial), Pedder Street Asia Absolute Return Fund Limited (financial); LG Asia Plus Fund Limited (financial); Director, Cheetah Korea Value Fund Ltd (financial) and Chief Executive Officer, Cromer Associates Limited (family business).	1	See Principal Occupation.

John R. Hass (1961) 1 Beacon Street Boston, MA 02108 USA Class II Director	Three year term ends in 2019; Director since July 20, 2016	Partner at RRE Ventures (financial); Director of the Cheetah Korea Value Fund (financial); and Board member of the Tory Burch Foundation.	1	See Principal Occupation.

Alistair E.M. Laband (1952) Flat 41, 20th floor Po Shan Mansions Block B 10-12 Po Shan Road Mid-levels Hong Kong Class II Director	Three year term ends in 2019; Director since July 20, 2016	Director of Tom Lee Music Company (retail) and China Nepstar Chain Drugstore Limited (retail) (retired August 2016)	1	Director of the trustee of Rosebud Charitable Trust (charity).

Julian M. I. Reid (1944) 60 Victoria Embankment London EC4Y 0JP United Kingdom Class III Director	Three year term ends in 2017; Director since 1998.	Chief Executive Officer of 3a Funds Group (financial); Director and Chairman of Morgan’s Walk Properties Limited (property); Director and Chairman of The Korea Fund, Inc. (financial); Director and Chairman of Prosperity Voskhod Fund (financial); Director and Chairman of ASA Limited (financial) and Director of J M Properties Limited (property).	1	See Principal Occupation.

32	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

FUND MANAGEMENT (Unaudited)

(continued)

Name, (YOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Trusteeships/ Directorships Held by Director
Interested Director & President of the Fund

Simon J. Crinage (1965) 60 Victoria Embankment London, EC4Y 0JP United Kingdom Class I Director and President	Three year term ends in 2018; Director since 2009 & President since 2003**	Managing Director, J.P. Morgan.	1	Director of The Association of Investment Companies Limited and JF International Management Inc.

*	The Fund is the only fund in the Fund Complex.
**	The officers of the Fund serve at the discretion of the Board of Directors.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	33

FUND MANAGEMENT (Unaudited)

(continued)

Information pertaining to the officers of the Fund is set forth below.

Name, (YOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors

Neil S. Martin (1971) 60 Victoria Embankment London EC4Y 0JP United Kingdom	Since 2014**	Chief Operating Officer and Treasurer of the Fund; Executive Director, J.P. Morgan.

Lucy J. Dina (1977) 60 Victoria Embankment London EC4Y 0JP United Kingdom Secretary	Since 2013**	Secretary of the Fund; Vice President, J.P. Morgan.

Steve M. Ungerman (1953) 270 Park Avenue New York Chief Compliance Officer	Since 2014**	Chief Compliance Officer of the Fund; Managing Director, J.P. Morgan Chase Bank NA.

**	The officers of the Fund serve at the discretion of the Board of Directors.

34	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the ‘Plan’) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A.

P. O. Box 30170

College Station, TX 77842-3170

USA Telephone No.: 800-426-5523 (toll-free)

www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (‘NAV’) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

DECEMBER 31, 2016	JPMORGAN CHINA REGION FUND, INC.	35

DIRECTORS AND ADMINISTRATION

(Unaudited)

Officers and Directors

The Rt. Hon. The Earl of Cromer —

Director and Chairman of the Board and Management Engagement Committee

Simon J. Crinage — Director and President

John R. Hass — Director

Alistair E.M. Laband — Director and Chairman of the Audit Committee

Julian M. I. Reid — Director

Neil S. Martin — Chief Operating Officer and Treasurer

Lucy J. Dina — Secretary

Steve M. Ungerman — Chief Compliance Officer

Investment Advisor	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	JPMorgan Chase Bank, N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Custodian	JPMorgan Chase Bank N.A. 1 Beacon Street, 18th Floor Boston, Massachusetts 02108 U.S.A.

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Dechert LLP New York: 1095 Avenue of the Americas New York, New York 10036 U.S.A.

Hong Kong: 27/F Henley Building 5 Queens Road Central Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 30170 College Station, TX 77842-3170 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jpmchinaregionfund.com

36	JPMORGAN CHINA REGION FUND, INC.	DECEMBER 31, 2016

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2017 All rights reserved. December 31.

ITEM 2. CODE OF ETHICS.

(a)	The JPMorgan China Region Fund, Inc. (the “Fund”) has adopted a Code of Ethics that applies to the Fund’s principal executive officer and principal financial officer.

(c)	There have been no amendments to the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(d)	There have been no waivers granted by the Fund to individuals covered by the Fund’s Code of Ethics during the reporting period for this Form N-CSR.

(f)	A copy of the Fund’s Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2) The name of the audit committee financial expert is John R. Rettberg. Mr. Rettberg has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees

For the fiscal years ended December 31, 2016 and 2015, PricewaterhouseCoopers, LLP (“PwC”), the Fund’s independent registered public accounting firm, billed the Fund aggregate fees of US$65,000 and $55,000, respectively, for professional services rendered for the audit of the Fund’s annual financial statements.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2016 and 2015, PwC billed the Fund aggregate fees of US$10,500 and $10,500, respectively, for security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940.

(c) Tax Fees

For the fiscal years ended December 31, 2016 and 2015, PwC billed the Fund aggregate fees of US$9,400 and $8,975, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

(d) All Other Fees

For the fiscal year ended December 31, 2016, PwC did not bill the Fund any other fees. For the fiscal year ended December 31, 2015, PwC did not bill the Fund any other fees.

(e) The Fund’s Audit Committee Charter requires the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the auditors to the Fund’s Investment Advisor and any service providers controlling, controlled by or under common control with the Fund’s Investment Advisor that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund. All of the audit, audit-related and tax services described above for which PwC billed the Fund for the fiscal years ended December 31, 2016 and December 31, 2015 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2016 and December 31, 2015, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

(f) Not applicable to the Fund.

(g) For the fiscal years ended December 31, 2016 and 2015, the aggregate non-audit fees for services rendered by PwC to the Fund, the Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provided ongoing services to the Fund were $7.3 million and $7.1 million, respectively.

(h) The Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Fund’s investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund’s audit committee are: The Rt. Hon. The Earl of Cromer, John R. Hass, Alistair E.M. Laband and Julian M. I. Reid.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Schedule of Investments is included as part of Item 1.

(b) Not applicable to the Fund.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and J.P. Morgan Asset Management (“JPMAM”) (formerly JF Asset Management), parent company of the Fund’s advisor, JF International Management Inc. (the “Advisor”).

J.P. MORGAN ASSET MANAGEMENT (Voting policy and corporate governance guidelines)

I. PRINCIPLES

J.P. Morgan Asset Management (“JPMAM”) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance activity. Although the policies and guidelines set out in this document apply to Hong Kong and therefore principally concern accounts managed from the Hong Kong office, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

1.	Fiduciary priority. Our clients appoint us to manage their assets in order to maximise the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

2.	Evaluation. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets.

3.	Engagement. We encourage excellence in the management of companies through the considered application of our corporate governance policies and guidelines. We welcome consultation by companies with their leading shareholders on corporate governance issues.

4.	Proxy voting. Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

5.	Litigation and Joint Working Parties. JPMAM will align itself with other shareholders, for example, by joining class action suits or working parties as local practice dictates, where we are convinced that this is in the best interests of our clients.

6.	Disclosure. JPMAM’s corporate governance guidelines and policies are available to clients and companies alike. We believe that they conform to best practice and we are prepared to discuss them openly with other interested parties.

7.	Ongoing commitment. JPMAM is committed to reviewing its corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II. POLICY and PROCEDURES

J.P. Morgan Asset Management (“JPMAM”) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security.

1. Proxy Committee

The JPMAM Proxy Committee has been established to oversee the proxy voting process in the Asia ex Japan region on an ongoing basis. It is composed of the Proxy Administrator and senior officers from the Investment, Compliance and Risk Management Departments. The main functions of the Proxy Committee are to review the Proxy Voting Guidelines (“Guidelines”) to ensure they are aligned with best practice; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; and to provide advice and recommendations on general proxy voting matters as well as on specific voting issues as they occur. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. It meets quarterly or more frequently as circumstances dictate and its minutes are circulated to senior management including the Asia Risk Committee to whom it reports.

2. Voting

As these Guidelines represent what we consider to be in the best financial interests of our clients, we would normally expect clients to allow us to use them as a template for voting. However, we recognise that in certain circumstances further analysis may be required.

In view our overriding fiduciary duty to act in the best interest of our clients, the Guidelines are an indication only of JPMAM’s voting policy. The portfolio manager has discretion to override the policy should individual circumstances dictate.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

For markets in Asia ex Japan, we will generally abstain from voting at AGMs on the grounds that the matters normally considered at such meetings are of a routine and non-contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non-routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1.	Accept Financial Statement and Statutory Reports

2.	Approve Dividend

3.	Election and re-election of directors

4.	Fix remuneration of directors

5.	Appoint auditors and fix remunerations

6.	Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights

7.	Approve repurchase of shares (up to 20% of issued capital)

8.	Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by-case basis by the research analyst in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist JPMAM investment professionals with public companies’ proxy voting proposals, we have retained the services of an independent proxy voting service, Institutional Shareholder Services Inc. (ISS). ISS is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on ISS’ analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. The Proxy Voting Committee has adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. (The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.)Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the JPMorgan Chase (“JPMC”) Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

3. Engagement

We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. We consider that these dialogues have been useful and plan to expand this approach.

4. Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy-voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, evaluates the potential conflict and determines whether an actual conflict exists. In the event that this is the case, they make a recommendation on how to vote the proxy. A record of such decisions is available to clients on request. Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

III. VOTING GUIDELINES

1. REPORTS & ACCOUNTS

1a. Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

2. DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3. AUDITORS

3a. Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent.

3b. Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive.

4. BOARDS

4a. Chairman & CEO

JPMAM believes that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

4b. Board Structure

JPMAM is in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

4c. Board Size

Boards with more than 20 directors are considered to be excessively large.

4d. Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We believe that as a minimum, all boards should have at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

JPMAM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

4e. Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

5. DIRECTORS

5a. Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

5b. Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

5c. Directors over 70

JPMAM considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for re-election each year.

5d. Directors’ Contract

Generally, we encourage contracts of one year or less and vote accordingly.

6. NON-EXECUTIVE DIRECTORS

6a. Role of Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

Audit and Remuneration Committees should be composed exclusively of independent directors.

6b. Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

6c. Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

6d. Non-Executive Director Remuneration

Non-executive directors should be paid but should not be awarded options.

6e. Bonuses for Retiring Directors and Internal Statutory Auditors

JPMAM will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

7. ISSUE OF CAPITAL

7a. Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMAM believes that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

7b. Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

7c. Share Repurchase Programmes

Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programmes when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8. MERGERS / ACQUISITIONS

Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Proxy Committee. Individual circumstances will always apply. However, as a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9. VOTING RIGHTS

JPMAM believes in the fundamental principle of “one share, one vote”. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

10. SHARE OPTIONS / LONG-TERM INCENTIVE PLANS (L-TIPs)

10a. Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options.

10b. Long-Term Incentive Plans (L-TIPs)

A Long-Term Incentive Plan (“L-TIP”) can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

11. OTHERS

11a. Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

11b. Political Issues

JPMAM does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

11c. Poison Pills

Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a pre-defined “triggering event” occurs, generally a hostile takeover offer or an outsider’s acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts and are, in fact, sometimes used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

11d. Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context.

11e. Amendments to company articles

i.	Limitation on Directors’ Liability – review on a case by case basis

ii.	Changes in business activities/ Expansion of business line – generally vote For

iii.	Relaxation of Quorum Requirement – generally vote Against

iv.	Shares Repurchase at discretion of the Board of Directors – review on a case by case basis

v.	Changes of shareholders record date at discretion of the Board of Directors – generally vote Against

IV. ACTIVISM

Activism Policy

1. Discharge of Responsibilities

a)	Our primary responsibility is to protect our clients’ interests and, as active managers, we therefore absolutely reserve the right to dispose of an investment where a company fails to meet our expectations.

b)	Our investment managers and analysts have explicit responsibilities for monitoring the companies in the universe of stocks from which clients’ portfolios are constructed. Whilst we attach considerable importance to meetings with management (and several hundred take place in Asia ex Japan each year), we also emphasise the benefits of fundamental research into companies in our investment processes. Industry research, balance sheet analysis and company news flow all have a role to varying degrees in our company monitoring.

c)	Our approach to dealing with conflicts of interest is described fully in our Corporate Governance Policies and Procedures. We seek to minimise conflicts by controlling information flows between different parts of JPMorgan Chase. Where a material conflict does arise we require investors who make the voting decision to certify that they have acted solely in the clients’ best interests.

2. Monitor Performance

Monitoring of company performance is a key part of our investment processes. We maintain a record of all private meetings held with companies. We regard these meetings as confidential and will not comment on them outside JPMAM.

3. Evaluating and Reporting

We are convinced that a strong governance culture leads ultimately to a better business and a better stock market rating. As investors we scrutinise companies’ governance policies as a part of our investment research and take comfort from good governance.

4. Intervening when necessary

We do not normally intervene directly in the management of companies . However where a company has failed to meet our expectations and it is not clear what action is being taken to remedy the situation , but we believe the potential of the company still justifies retention in our clients’ portfolios , we will arrange to meet senior management in order to express our concerns. Intervention at companies is never publicised. In the small capitalisation end of the market , more aggressive intervention is more common , but still infrequent , as we may hold a significant percentage of a company’s equity.

V. Sustainability

Where JPMAM engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMAM will also engage with company management on specific issues at company one-to-one meetings. This engagement activity can then be reported to clients as required.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind at all times the best financial interests of our clients.

It is anticipated that our sustainability program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) The day-to-day management of the Fund’s portfolio is handled by the Greater China investment team of JPMAM. The Greater China Investment Team is based in Hong Kong. The head of this team is Howard Wang and Emerson Yip, Lillian Leung, Song Shen and Shumin Huang are portfolio managers.

Mr. Wang joined JPMAM in Hong Kong in 2005. Prior to his appointment, Mr. Wang spent eight years with Goldman Sachs, where in 2004, he was appointed Managing Director, Equities and General Manager of the Taipei branch office.

Mr. Yip joined JPMAM in Hong Kong in 2006. Prior to his appointment, Mr. Yip was a director of Newbridge Capital where, since 1998, he held various positions of responsibility.

Ms. Leung joined JPMAM in Hong Kong in 2010. Prior to her appointment, Ms. Leung worked as the Associate Director of China Research and later the Chief Representative of Shanghai Representative Office with Alliance Bernstein.

Mr. Shen joined JPMAM in Hong Kong in 2010. Prior to his appointment, Mr. Shen worked as a research analyst in China commodities in Goldman Sachs from 1994.

Ms. Huang joined JPMAM in Hong Kong in 2006. Prior to her appointment, Ms. Huang worked as a managing director of the Global Investment Research team of Goldman Sachs from 1997.

The chart below shows the number, type and market value as of December 31, 2016 of the accounts other than the Fund that are managed by each of the Fund’s portfolio managers. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar or different investment objectives and strategies as the Fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

(a) (2)

Howard Wang (a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	20m	6	1,811	Nil	Nil

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Emerson Yip (a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	5	1,123m	3	960m

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of \accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Lillian Leung (a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	1	60	1	28m

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Song Shen (a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	9	807	Nil	Nil

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Shumin Huang (a)(2)(ii)

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
1	153m	Nil	Nil	Nil	Nil

(a)(2)(iii) - Performance fee

Registered Investment companies		Other Pooled Investment Vehicles		Other Accounts
Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)	Number of accounts	Total Assets (USD)
Nil	Nil	Nil	Nil	Nil	Nil

Responsibility for managing the client portfolios of the Advisor and the Advisor’s participating affiliates is organized according to the mandates of each account. The Fund’s portfolio managers manage other accounts with similar objectives, approach and philosophy to the Fund. The portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across these similar portfolios, which minimizes the potential for conflicts of interest. For Howard Wang, these similar portfolios include one registered investment company and six other pooled investment vehicles as described under ITEM 8 (a)(2)(ii) above that invest in the Greater China/China/Hong Kong markets and only take long positions in securities.

For Emerson Yip, the similar portfolios include five other pooled investment vehicles and three other accounts as described under ITEM 8 (a)(2)(ii) above that invest in Greater China/Hong Kong markets and only take long positions in securities.

For Lilian Leung, these similar portfolios include one pooled investment vehicle and one other accounts as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

For Song Shen, these similar portfolios include nine pooled investment vehicle as described under ITEM 8 (a)(2)(ii) above that invest in China/Hong Kong markets and only take long positions in securities.

For Shumin Huang, these similar portfolios include one registered investment company as described under ITEM 8 (a)(2)(ii) above that invest in Taiwan markets and only take long positions in securities.

Upon managing multiple accounts, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Advisor or the portfolio managers may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. The portfolio managers may be perceived as causing accounts they manage to participate in an offering to increase the Advisor’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account.

The Advisor has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Advisor’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the allocation. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the dealer may have the discretion to complete and exclude the small orders.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Advisor attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Advisor so that fair and equitable allocation will occur over time.

(a)(3) Portfolio Managers Compensation

The Fund’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link their performance to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Advisor’s business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios that he manages. Individual contribution relative to client goals carries the highest impact. The compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating the portfolio manager’s performance with respect to the mutual funds (including the Fund) he manages, the funds’ pre-tax performance is compared to the appropriate market peer group and to each fund’s benchmark index listed in the fund’s prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Stock awards are granted as the annual performance bonus and comprise from 0% to 35% of each portfolio manager’s total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Fund.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Fund’s board of directors since the Fund filed its last form NCSR

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Fund’s principal executive and principal financial officers have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Fund’s fiscal year that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment advisor are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan China Region Fund, Inc.

By:	/s/ Simon Crinage
Simon Crinage
President and Principal Executive Officer
March 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Simon Crinage
Simon Crinage
President and Principal Executive Officer
March 6, 2017

By:	/s/ Neil S. Martin
Neil S. Martin
Treasurer and Chief Operating Officer
March 6, 2017